Atlas Funds

Supplement dated April 4, 2007 to
Prospectus and Statement of Additional Information dated April 30, 2006

At a March 23, 2007 meeting, shareholders of the Atlas Strategic Income Fund approved the proposal to reorganize into the Oppenheimer Strategic Income Fund. The reorganization is expected to take place on or about May 11, 2007.